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                                                                   EXHIBIT 10.73


                                                                [CONFORMED COPY]

                  FIRST AMENDMENT TO ALHI CREDIT AGREEMENT


     FIRST AMENDMENT (the "Amendment"), dated as of May 30, 1997, among AMERUS LIFE HOLDINGS, INC., a corporation organized under the laws of the State of Iowa (the "Borrower"), each of the financial institutions party hereto (each a "Bank" and, collectively, the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                            W I T N E S S E T H :

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Revolving Credit and Term Loan Agreement dated as of December 11, 1996 (as amended and modified to the date hereof, the "Credit Agreement");

     WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The definition of "Fixed Charges" contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Fixed Charges" means the sum of (a) all dividends paid in respect of preferred equity of the Borrower plus (b) all interest and principal payments on Indebtedness for Money Borrowed of the Borrower (other than prepayments of principal on the Loans pursuant to this Agreement).

     2. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (x) no Default or Event of Default exists on the Amendment Effective Date (as defined below) after giving effect to this Amendment and (y) each of the representations and warranties contained in
Article IV of the Credit Agreement is true and correct in all material respects on the Amendment Effective Date (after taking into account changes permitted by the Loan Documents) after giving effect to this Amendment (it being understood and agreed that any representation or warranty



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which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such date).

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

     7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        AMERUS LIFE HOLDINGS, INC.



                                        By /s/ Michael G. Fraizer
                                          -----------------------------------
                                          Title: Senior Vice President and
                                                 Controller / Treasurer



                                        By /s/ Joseph K. Haggerty
                                          -----------------------------------
                                          Title: Senior Vice President and
                                                 General Counsel



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                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administrative
                                        Agent



                                        By /s/ Peter Platten
                                          -------------------------------
                                          Title: Vice President



                                        FLEET NATIONAL BANK



                                        By /s/ David A. Bosselait
                                          -------------------------------
                                          Title: Vice President



                                        DRESDNER BANK AG,
                                        NEW YORK BRANCH
                                        AND GRAND CAYMAN BRANCH



                                        By /s/ Thomas J. Nadramia
                                          -------------------------------
                                          Title: Vice President



                                        By /s/ John W. Sweeney
                                          -------------------------------
                                          Title: Vice President




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                                        BANK OF TOKYO
                                        MITSUBISHI TRUST
                                        COMPANY
                                        (NEW YORK)


                                        By /s/ Ned Komar
                                          -------------------------------
                                          Title: Vice President



                                        BANK OF MONTREAL
                                        (CHICAGO)



                                        By /s/ Robert C. Meyer
                                          -------------------------------
                                          Title: Director



                                        BANK ONE,
                                        INDIANAPOLIS, N.A.



                                        By /s/ Peter S. Little
                                          -------------------------------
                                          Title: Vice President



                                        MELLON BANK
                                        (PITTSBURGH)


                                        By /s/ Sally J. Schurko
                                          -------------------------------
                                          Title: Vice President




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                                        BOATSMEN'S BANK IOWA
                                        (DES MOINES)



                                        By /s/ Jeff A. Sims
                                          -------------------------------
                                          Title: Vice President



                                        NORWEST BANK IOWA,
                                         NATIONAL
                                         ASSOCIATION



                                        By /s/ Diane S. Ramsey
                                          -------------------------------
                                          Title: Assistant Vice President